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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 25, 2004
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



            DELAWARE                  1-8514                95-3822631
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)


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ITEM     5. OTHER EVENTS

         (c)      Exhibit

         99.1 Press Release dated June 25, 2004 with respect to the outcome of a certain legal proceeding.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SMITH INTERNATIONAL, INC.


                                         /s/ NEAL S. SUTTON
                                         ---------------------------------------

                                         By:  Neal S. Sutton
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

Date: June 25, 2004


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                                  EXHIBIT INDEX


    EXHIBIT NO.         DESCRIPTION

     99.1               Press Release by the Registrant dated June 25, 2004.